--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Semi-Annual Report of The United Kingdom Fund Inc. (the "Fund"). On September 30, 1996, the end of the period under review, the Fund's net assets totaled $63.8 million. This represents a net asset value per share of $15.91, a rise of 130.58% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 125.17% in the FT-SE Actuaries All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $13.50 per share on the New York Stock Exchange, which represents a 15.15% discount to the Fund's net asset value per share.

  At the Annual Meeting of the Fund on September 24, 1996, a vote of shareholders was taken in accordance with the terms of the prospectus, which state that if the average cumulative discount for the twelve weeks to the end of March in any year exceeds 10%, an open-ending vote must take place. For the twelve weeks to the end of March, 1996, the average cumulative discount was 17.28%. Votes cast in favor of open-ending the Fund accounted for 20.58% of all shares outstanding and the Fund will therefore remain in its current closed-end form.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                   /s/ J. Loughlin Callahan

          Anthony M. Solomon                       J. Loughlin Callahan
        Chairman of the Board                           President

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the third quarter of 1996, your Fund experienced a rise in net asset value of 3.54%, which compared with a 6.54% increase in the FT-SE Actuaries All-Share Index. For the six months ended September 30, 1996, the Fund's net asset value has increased by 9.85%, which compares with a 10.17% increase in the FT-SE Actuaries All-Share Index. These figures are recorded with net dividends reinvested and in U.S. dollar based terms.

  A recovery in consumer spending helped retail sales and growing evidence of a strengthening housing market contributed to a mood of optimism. Corporate earnings generally matched expectations and a strong performance by sterling encouraged solid buying of the leading stocks.

  The best performing areas of the market were oil, banking and pharmaceuticals. Banks continued to enjoy a re-rating, underpinned by strong current profitability and the announcement of share buy-backs from both Barclays and National Westminster. Pharmaceuticals were eagerly sought by investors, with the major stocks climbing to new highs on fresh bid speculation and interest stimulated by new drug approvals. The increased tension in the Middle East led to a firmer oil price which buoyed the share prices of British Petroleum and the other oil producers. The sectors which lagged over the quarter included tobacco, where litigation in the U.S. impacted on BAT Industries and textiles, where trading performances were disappointing. Despite the improving retail background, both food and general retailers underperformed the market.

  Sterling remained firm throughout most of the quarter and made substantial headway against the deutschemark, as German short interest rates were reduced. The strength of the U.K. economy and prospect of future inflationary pressures meant that there was no corresponding cut in U.K. interest rates, which were unchanged over the period.

  The Fund's and the FT-SE Actuaries All-Share Index's sector weightings expressed as a percentage of total equities held at September 30, 1996 are outlined below:

                                                                % FT-SE
                                                               ACTUARIES
                                              % U.K.           ALL-SHARE
                                               FUND              INDEX
                                          ---------------  -----------------
Mineral Extraction......................          10.6               9.9
General Industrials.....................          28.4              18.0
Consumer Goods..........................          18.3              16.7
Services................................          21.8              24.4
Utilities...............................           7.0               9.7
Finance.................................          13.9              17.8
Investment Trusts.......................           0.0               3.5

ECONOMIC & MARKET OUTLOOK

  We believe the outlook for the U.K. economy for the next six months is positive. The recovery in consumer spending which we had anticipated due to the combination of income tax reductions and lower interest rates is now taking place, with consumer spending growing at an annual rate of 4%. This has also been reflected in real estate prices which are rising steadily, with the greatest increases in London and Southeast England. On the industrial side of the economy, the problems caused by de-stocking seem to be abating and manufacturing production is rising, although the recent strength of sterling against the deutschemark and the slow recovery in the economies of Continental Europe have not helped exports. The trade balance has been broadly stable but there is the risk of deterioration, as increased domestic consumption attracts imports.

  We expect inflation to remain relatively subdued, although inflationary pressures appear to be building. The broad money supply figures and the rise in real estate prices both suggest that next year, inflation will be on an upward trend. The recent 0.25% increase in interest rates imposed by the authorities has given an encouraging sign that they will act to preempt these inflationary pressures. In the U.S., with the presidential elections over, there is no longer the pressure to keep a cap on interest rates.

  The forthcoming budget may well feature tax cuts for the personal sector, financed by an increased taxation burden on the corporate sector. As a result, the next government may inherit a fast growing economy, rising inflation, and burgeoning trade and budget deficits. An incoming Labour government would probably look to raise interest rates as part of an anti-inflation strategy. This prospect could lead to further strengthening in sterling. Otherwise, we anticipate some weakness as we approach the election on concerns over the widening trade deficit and heightened political uncertainty. Against this background, the gilt market offers reasonably good value. We expect to see some flattening of the yield curve as long gilt yields fall and short interest rates rise and control is seen to have regained over inflation.

  The third quarter saw a relatively strong performance by leading U.K. stocks based on the improving economic environment. The outlook for most companies is for steadily improving profits, but certain companies which are dependent on trade with Continental Europe may still disappoint, given the sluggishness of the French and German economies and the strength of sterling. The stream of disappointing trading statements which has plagued the smaller company sector over the last quarter will probably continue as the commercial environment remains particularly competitive. A highly selective approach to U.K. equity investments will therefore be needed over the next six months as some of the previous supports to the market such as share buy-backs and special dividends have now lost much of their tax-driven appeal. One final wave of takeover bids and mergers is likely ahead of the election, although increased governmental interference and the high level of stockmarket valuations may restrain activity. Overall, there is the possibility for further positive returns from U.K. equities but the political background may lead to increased volatility.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The portfolio strategy during the period was to take some profits in holdings which had benefited from the improvement in domestic consumer spending. We reduced Alexon Group which had shown a strong recovery in profitability and H&C Furnishings, the furniture retailer. Holdings in industrial companies were increased with additional purchases of Beauford Group, Cape Industries and CML Microsystems. CML Microsystems manufactures electronic components for the traffic control and communications industries. Holdings in Nurdin & Peacock were increased, based on recovery prospects. Subsequently, Nurdin & Peacock was the target of an agreed takeover by Booker.

  The Fund's ten largest equity holdings as of September 30, 1996 were:

  STANDARD CHARTERED

Market Price as of 09/30/96...................................        697p
Prospective Earnings per share (to December 1997).............       64.0p
Prospective Earnings Multiple.................................       10.9x

  Standard Chartered is a U.K. based banking group which is showing strong growth based on increased lending volumes in Hong Kong. Its major presence in the other fast growth markets of the Asia Pacific region and Africa combined with stringent cost control has led to substantially improved profitability. Although the shares have performed well, they remain undervalued.

  SHELL TRANSPORT & TRADING

Market Price as of 09/30/96...................................        875p
Prospective Earnings per share (to December 1997).............       59.0p
Prospective Earnings Multiple.................................       16.5x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, helped by the recent recovery in the price of crude oil. Cash flow remains highly positive despite a substantial increase in exploration expenditure. We continue to expect strong dividend progression for at least the next two years.

  BRITISH PETROLEUM

Market Price as of 09/30/96...................................        663p
Prospective Earnings per share (to December 1997).............       45.1p
Prospective Earnings Multiple.................................       14.7x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company will see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  GLAXO WELLCOME

Market Price as of 09/30/96...................................       1002p
Prospective Earnings per share (to December 1997).............       61.2p
Prospective Earnings Multiple.................................       16.4x

  Glaxo Wellcome ("Glaxo") is a leading international pharmaceuticals company with substantial scope for cost reduction through improving the productivity of its research and development activities. Glaxo may now experience a sharp decline in sales of Zantac as generic competition builds up, although some of its new products have the potential to replace the Zantac turnover. These include 3TC which has gained FDA approval for the treatment of HIV infection in combination with Zovirax and a new drug, 1592, which may be effective against AIDS.

  BARCLAYS

Market Price as of 09/30/96...................................        939p
Prospective Earnings per share (to December 1997).............      108.4p
Prospective Earnings Multiple.................................        8.6x

  Barclays is one of the largest clearing banks in the U.K. It has shown a strong recovery in profits following a reduction in bad debts and has been successful in controlling costs through branch closures and centralization of service functions. Although lending demand continues to be relatively subdued, we believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions.

  JOHNSTON GROUP

Market Price as of 09/30/96...................................        465p
Prospective Earnings per share (to December 1997).............       38.7p
Prospective Earnings Multiple.................................       12.0x

  Johnston Group is a diversified industrial group involved in road surfacing, quarrying, the manufacture of concrete pipes, road sweepers, fire fighting equipment and washroom equipment. The roadsweeper business has grown strongly and the concrete pipes division has also performed well, due to substantial ordering by water companies who are spending heavily to meet tighter environmental standards. Johnston Group has recently been the subject of a hostile tender offer from the conglomerate, TT Group, which the company successfully defended.

  JOHN MENZIES

Market Price as of 09/30/96...................................        545p
Prospective Earnings per share (to April 1998)................       49.6p
Prospective Earnings Multiple.................................       11.0x

  John Menzies is major wholesaler of books, newspapers, magazines, home entertainment products and office supplies and has a very efficient distribution network. It is a leading retail news agent with 250 outlets and also owns the U.K. retail chain, Early Learning Centre, which sells educational toys for pre-school children. John Menzies is expected to experience steady earnings growth.

  BRITISH AIRWAYS

Market Price as of 09/30/96...................................        542p
Prospective Earnings per share (to March 1998)................       53.2p
Prospective Earnings Multiple.................................       10.2x

  British Airways operates international and domestic scheduled air services. It is experiencing strong demand for passenger and freight services and is benefiting from increased premium passenger traffic. We expect their major cost cutting programs to lead to further substantial improvements in profitability. British Airways has recently announced a proposed alliance with American Airlines.

  GREAT UNIVERSAL STORES

Market Price as of 09/30/96...................................        641p
Prospective Earnings per share (to March 1998)................       42.3p
Prospective Earnings Multiple.................................       15.2x

  Great Universal Stores is a retail, mail order, property and financial group with a strong balance sheet and record of steady earnings growth. Improvements in the systems of the mail order division are expected to reduce costs and enhance the return on capital. The appointment of a new chairman is expected to lead to further moves to restructure the group and return more value to shareholders.

  LUCASVARITY

Market Price as of 09/30/96...................................        255p
Prospective Earnings per share (to January 1998)..............       19.4p
Prospective Earnings Multiple.................................       13.1x

  LucasVarity was formed by the merger of Lucas Industries of the U.K. and Varity Corporation of the U.S. Substantial cost-savings are anticipated under the leadership of Mr. Victor Rice, the new Chief Executive of the enlarged company. LucasVarity now has critical mass and should be able to achieve increased sales to the world automotive manufacturers as a global supplier.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
SEPTEMBER 30, 1996 (UNAUDITED)

---------------------------------------------------------------------------------------------------------
                                                                                                VALUE
   SHARES                                      DESCRIPTION                                    (NOTE 1)
---------------------------------------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
                  95.0% OF NET ASSETS
                  COMMON STOCKS--95.0%
                  ALCOHOLIC BEVERAGES--0.6%
      195,000     Merrydown plc Ord 25p.................................................    $     353,641
                                                                                            -------------
                  BANKING--13.2%
      200,000     Abbey National plc Ord 10p............................................        1,855,755
      150,000     Barclays plc Ord L1...................................................        2,202,047
      400,000     Standard Chartered plc Ord 25p........................................        4,355,629
                                                                                            -------------
                                                                                                8,413,431
                                                                                            -------------
                  BUILDING MATERIALS & MERCHANTS--7.7%
      476,000     Cape Industries plc Ord 25p...........................................        1,134,871
      300,000     Johnston Group plc Ord 10p............................................        2,180,942
      250,000     Marley plc Ord 25p....................................................          510,059
      400,000     Norcros plc Ord 25p*..................................................          522,175
      304,000     Universal Ceramic Materials plc Ord 5p................................          582,210
                                                                                            -------------
                                                                                                4,930,257
                                                                                            -------------
                  CHEMICALS--2.0%
      250,000     Allied Colloids plc Ord 10p...........................................          558,915
       55,000     Wolstenholme Rink plc Ord 25p.........................................          724,440
                                                                                            -------------
                                                                                                1,283,355
                                                                                            -------------
                  DIVERSIFIED INDUSTRIALS--5.6%
       50,000     Charter plc Ord 2p (Regd.)............................................          643,339
      200,000     Wardle Storeys plc Ord 10p............................................        1,383,608
      600,000     Whitecroft plc Ord 25p................................................        1,543,075
                                                                                            -------------
                                                                                                3,570,022
                                                                                            -------------
                  ELECTRICITY--4.0%
      200,000     East Midlands Electricity plc Ord 56 9/11p............................        1,627,498
      350,000     National Grid Group plc Ord 10p.......................................          932,958
                                                                                            -------------
                                                                                                2,560,456
                                                                                            -------------
                  ELECTRONICS & ELECTRICAL EQUIPMENT--3.8%
      240,000     Beales Hunter plc Ord 20p.............................................          684,769
      440,000     CML Microsystems plc Ord 5p...........................................          794,519
      150,000     General Electric Co. plc Ord 5p.......................................          927,486
                                                                                            -------------
                                                                                                2,406,774
                                                                                            -------------
                  ENGINEERING--GENERAL--2.3%
      301,186     Ash & Lacy plc Ord 5p.................................................          774,588
    1,250,000     Beauford Group plc Ord 10p............................................          713,301
                                                                                            -------------
                                                                                                1,487,889
                                                                                            -------------
                  ENGINEERING--VEHICLES--3.1%
      500,000     LucasVarity plc Ord 25p*..............................................        1,989,425
                                                                                            -------------
                  FOOD PRODUCERS--6.3%
      280,000     Barr (AG) plc Ord 25p.................................................        1,416,127
      510,000     Canadian Pizza plc Ord 10p............................................          637,867
      170,500     CPL Aromas plc Ord 10p................................................          733,039
    1,000,000     Finlay (James) plc Ord 25p............................................        1,235,085
                                                                                            -------------
                                                                                                4,022,118
                                                                                            -------------
                  HEALTH CARE--2.5%
      400,000     Scholl plc Ord 5p.....................................................        1,610,301
                                                                                            -------------
                  HOUSEHOLD GOODS--1.3%
      192,500     Royal Doulton plc Ord L1..............................................          857,720
                                                                                            -------------

---------------------------------------------------------------------------------------------------------
                                                                                                VALUE
   SHARES                                      DESCRIPTION                                    (NOTE 1)
---------------------------------------------------------------------------------------------------------
                  LEISURE & HOTELS--3.0%
      355,000     Inspirations plc Ord 10p..............................................    $     763,134
      142,000     Inspirations plc, 7.7% Convertible Preference 20p*....................          257,523
      275,000     MacDonald Hotels plc Ord 5p*..........................................          859,869
                                                                                            -------------
                                                                                                1,880,526
                                                                                            -------------
                  OIL & GAS--11.0%
      200,000     British Gas plc Ord 25p...............................................          623,796
      250,000     British Petroleum plc Ord 25p.........................................        2,591,334
      250,000     Shell Transport & Trading plc Ord 25p (Regd.).........................        3,810,785
                                                                                            -------------
                                                                                                7,025,915
                                                                                            -------------
                  PHARMACEUTICALS--3.7%
      150,000     Glaxo Wellcome plc Ord 25p............................................        2,348,616
                                                                                            -------------
                  RETAILERS--FOOD--4.2%
       53,000     Greggs plc Ord 20p....................................................        1,128,969
      450,000     Nurdin & Peacock plc Ord 10p..........................................        1,559,490
                                                                                            -------------
                                                                                                2,688,459
                                                                                            -------------
                  RETAILERS--GENERAL--10.3%
      250,000     Alexon Group plc Ord 10p*.............................................          633,177
       52,500     Courts plc Ord 25p....................................................          796,161
      200,000     Great Universal Stores plc Ord 25p....................................        2,004,277
      250,000     John Menzies plc Ord 25p..............................................        2,130,131
      100,000     Kingfisher plc Ord 25p................................................          990,413
                                                                                            -------------
                                                                                                6,554,159
                                                                                            -------------
                  TEXTILES & APPAREL--3.3%
      350,000     French plc Ord 10p....................................................          325,578
      165,000     Shiloh plc Ord 25p....................................................          272,149
    1,175,000     Sirdar plc Ord 25p....................................................        1,515,520
                                                                                            -------------
                                                                                                2,113,247
                                                                                            -------------
                  TOBACCO--2.1%
      200,000     BAT Industries plc Ord 25p............................................        1,330,453
                                                                                            -------------
                  TRANSPORT--3.3%
      250,000     British Airways plc Ord 25p...........................................        2,118,406
                                                                                            -------------
                  WATER--1.7%
      100,000     South West Water plc Ord L1...........................................        1,063,893
                                                                                            -------------
                  Total Common Stocks
                   (cost $45,216,124)...................................................       60,609,063
                                                                                            -------------
UNITED STATES SHORT-TERM INVESTMENT--
                  2.1% OF NET ASSETS
    1,344,361     Federated Short-Term
                   U.S. Government Trust--Money Market Fund (cost $1,344,361)--2.1%.....        1,344,361
                                                                                            -------------
                  Total Investments (cost $46,560,485)--97.1%...........................       61,953,424
                                                                                            -------------
                  Cash and other assets in excess of
                   liabilities--2.9%....................................................        1,867,699
                                                                                            -------------
                  NET ASSETS--100.0%....................................................    $  63,821,123
                                                                                            -------------
                                                                                            -------------
                  NUMBER OF SHARES ISSUED AND OUTSTANDING...............................        4,011,655
                                                                                            -------------
                                                                                            -------------
                  NET ASSET VALUE PER SHARE.............................................
                                                                                                   $15.91
                                                                                            -------------
                                                                                            -------------

------------------------------
* Non-income producing security.

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
SEPTEMBER 30, 1996 (UNAUDITED)
-----------------------------------------------

ASSETS
Investments, at value (cost $46,560,485)..............................  $   61,953,424
Cash (includes $1,303,800 equivalent in an interest-bearing pound
 sterling account)....................................................       1,353,455
Dividends receivable..................................................         600,524
United Kingdom withholding tax refund receivable......................          57,607
Other assets..........................................................           4,815
                                                                        --------------
      Total assets....................................................      63,969,825
                                                                        --------------
LIABILITIES
Investment management fee payable.....................................          39,253
Administration fee payable............................................           7,851
Accrued expenses and accounts payable.................................         101,598
                                                                        --------------
      Total liabilities...............................................         148,702
                                                                        --------------

NET ASSETS............................................................  $   63,821,123
                                                                        --------------
                                                                        --------------
Net assets consist of:
  Common stock, $0.01 par value (Authorized 15,000,000 shares)........  $       40,116
  Paid-in-surplus.....................................................      45,960,154
  Undistributed net investment income.................................         449,973
  Accumulated net realized gains on investments and pound sterling
   transactions.......................................................       1,924,297
  Net unrealized appreciation on investments and translation of other
   assets and liabilities denominated in pound sterling...............      15,446,583
                                                                        --------------
  Net assets..........................................................  $   63,821,123
                                                                        --------------
                                                                        --------------
Net asset value per share
  ($63,821,123  DIVIDED BY 4,011,655 shares of common stock issued and
   outstanding).......................................................          $15.91
                                                                        --------------
                                                                        --------------

See Notes to Financial Statements.
-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 1996 (UNAUDITED)
-----------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends...........................................................  $    1,424,922
  Interest............................................................          64,582
                                                                        --------------
                                                                             1,489,504
                                                                        --------------
  Less: United Kingdom withholding tax on United Kingdom source
   dividends..........................................................         168,483
                                                                        --------------
      Total income....................................................       1,321,021
                                                                        --------------
Expenses
  Investment management fee...........................................         236,681
  Administration fee..................................................          47,022
  Directors' fees and expenses........................................          33,866
  Reports and notices to shareholders.................................          32,850
  Legal fee...........................................................          30,194
  Audit fee...........................................................          20,862
  Custodian's fees and expenses.......................................          20,070
  NYSE listing fee....................................................           8,085
  Transfer agent's fees and expenses..................................           7,320
  Insurance fee.......................................................           2,665
  Miscellaneous expenses..............................................           6,232
                                                                        --------------
      Total expenses..................................................         445,847
                                                                        --------------
Net investment income.................................................         875,174
                                                                        --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND POUND STERLING
TRANSACTIONS
Net realized gain on:
  Investments.........................................................       1,884,399
  Pound sterling transactions.........................................          39,898
Net change in unrealized appreciation on:
  Investments.........................................................       2,628,855
  Pound sterling transactions.........................................          30,408
                                                                        --------------
Net gain on investments and pound sterling transactions...............       4,583,560
                                                                        --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $    5,458,734
                                                                        --------------
                                                                        --------------

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------

                                                                         FOR THE SIX
                                                                        MONTHS ENDED       FOR THE
                                                                        SEPTEMBER 30,    YEAR ENDED
                                                                            1996          MARCH 31,
                                                                         (UNAUDITED)        1996
                                                                        -------------   -------------
INCREASE IN NET ASSETS
Operations
  Net investment income...............................................  $    875,174    $  1,986,510
  Net realized gain on investments....................................     1,884,399       2,444,505
  Net realized gain/(loss) on pound sterling transactions.............        39,898        (253,786)
  Net change in unrealized appreciation on investments and pound
   sterling transactions..............................................     2,659,263       4,470,956
                                                                        -------------   -------------
  Net increase in net assets resulting from operations................     5,458,734       8,648,185
                                                                        -------------   -------------
Dividends and distributions to shareholders from
  Net investment income ($0.212 and $0.376 per share, respectively)...      (848,558)     (1,508,832)
  Net realized gains ($0.188 and $0.014 per share, respectively)......      (756,104)        (55,716)
                                                                        -------------   -------------
Total increase........................................................     3,854,072       7,083,637
NET ASSETS
  Beginning of period.................................................    59,967,051      52,883,414
                                                                        -------------   -------------
  End of period (including undistributed net investment income of
   $449,973 and $423,357, respectively)...............................  $ 63,821,123    $ 59,967,051
                                                                        -------------   -------------
                                                                        -------------   -------------

See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)
-----------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The United Kingdom Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 28, 1987, as a closed-end, diversified management investment company. Prior to commencing investment operations on August 14, 1987, the Fund had no operations other than the sale to Mercury Asset Management Group plc. (an affiliate to the "Investment Adviser" and "Investment Manager") of 8,602 shares of common stock for $100,000 on August 4, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities would be valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term United Kingdom securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before United Kingdom withholding tax. United Kingdom withholding tax is recorded as a reduction of investment income, net of an amount receivable from the United Kingdom tax authorities pursuant to the tax treaty with the United States.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars as follows:

    (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

    (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange gains of $39,898 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 P.M. midpoint rate of exchange at September 30, 1996 was U.S. $1.5634 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the period.

  Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from United Kingdom corporations is subject to the Advance Corporation Tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-surplus.

  The Fund had permanent book/tax differences primarily attributable to dividend redesignations. To reflect reclassifications arising from permanent book/tax differences as of March 31, 1996, undistributed net investment income was debited $532,373, accumulated net realized gains was credited $455,025, and paid-in-surplus was credited $77,348.

NOTE 2. AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International (Channel Islands) Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser"), and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
Of the 4,011,655 shares outstanding at September 30, 1996, Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager) owned 13,418 shares in respect of the Fund's initial capital contribution (including 4,816 shares acquired through dividends reinvested).

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser or Mercury Asset Management Group plc.

NOTE 4. INVESTMENTS IN
SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at September 30, 1996 was $46,560,485.

  At September 30, 1996, the net unrealized appreciation of investments of $15,392,939 was composed of gross appreciation of $16,731,195 for those investments having an excess of value over cost and gross depreciation of $1,338,256 for those investments having an excess of cost over value.

  For the six months ended September 30, 1996, aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $6,446,215 and $6,944,443, respectively.

NOTE 5. CONCENTRATION
OF RISK
Investments in the United Kingdom may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.

  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                                      FOR THE SIX
                                     MONTHS ENDED
                                     SEPTEMBER 30,                           FOR THE YEAR ENDED MARCH 31,
                                         1996        ----------------------------------------------------------------------------
                                      (UNAUDITED)      1996       1995       1994       1993       1992        1991       1990
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------
Net asset value, beginning of
 period............................  $ 14.95         $ 13.18    $ 12.32    $ 10.84    $  9.93    $ 11.67     $ 10.38    $ 12.15
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------
Operations:
  Net investment income............     0.22            0.50       0.40       0.17       0.26       0.40        0.38       0.36
  Net realized and unrealized gain/
   (loss) on investments and pound
   sterling transactions...........     1.14            1.66       0.92       1.45       1.19      (1.31)       1.64      (1.53)
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------
    Total from operations..........     1.36            2.16       1.32       1.62       1.45      (0.91)       2.02      (1.17)

Distributions to shareholders from:
  Net investment income............    (0.21)          (0.38)     (0.40)     (0.14)    (0.14)      (0.45)      --         (0.35)
  Net realized gains...............    (0.19)          (0.01)     (0.06)     --         (0.41)     (0.38)      (0.73)     (0.25)
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------
    Total from distributions.......    (0.40)          (0.39)     (0.46)     (0.14)     (0.55)     (0.83)      (0.73)     (0.60)

Capital transactions:
  Reduction in offering costs......    --              --         --         --          0.01      --          --         --
  Offering costs charged to
   capital.........................    --              --         --         --         --         --          --         --
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------

Net asset value, end of period.....  $ 15.91         $ 14.95    $ 13.18    $ 12.32    $ 10.84    $  9.93     $ 11.67    $ 10.38
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------

Per share market value, end of
 period............................  $ 13.50         $ 12.00    $ 10.88    $ 10.50    $  9.63    $  9.13     $ 10.25    $  8.75
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------
                                     -------------   --------   --------   --------   --------   ---------   --------   ---------

Total investment return, market
 value**...........................    16.12%(a)       13.91%      7.93%     10.32%     11.45%     (2.63)%     26.40%     (7.40)%

Net assets at end of period (000
 omitted)..........................  $63,821         $59,967    $52,883    $49,435    $43,467    $39,823     $46,775    $41,609
Ratios of operating expenses to
 average net assets................     1.42%(b)        1.55%      1.47%      1.50%      1.78%      1.74%       2.19%      1.92%
Ratios of net investment income to
 average net assets................     2.79%(b)        3.45%      3.15%      1.43%      2.43%      3.73%       3.34%      3.06%
Portfolio turnover rate............    11.01%(a)       20.85%     19.73%     27.05%     45.54%     47.30%      36.37%     22.07%
Average commission rate per share
 (c)...............................  $0.0047           --         --         --         --         --          --         --

                                                  FOR THE
                                                PERIOD FROM
                                                 AUGUST 14,
                                                  1987* TO
                                                 MARCH 31,
                                       1989         1988
                                     --------   ------------
Net asset value, beginning of
 period............................  $ 10.94    $ 11.63
                                     --------   ------------
Operations:
  Net investment income............     0.25       0.20
  Net realized and unrealized gain/
   (loss) on investments and pound
   sterling transactions...........     1.61      (0.36)
                                     --------   ------------
    Total from operations..........     1.86      (0.16)
Distributions to shareholders from:
  Net investment income............    (0.22)     (0.13)
  Net realized gains...............    (0.43)     (0.22)
                                     --------   ------------
    Total from distributions.......    (0.65)     (0.35)
Capital transactions:
  Reduction in offering costs......    --         --
  Offering costs charged to
   capital.........................    --         (0.18)
                                     --------   ------------
Net asset value, end of period.....  $ 12.15    $ 10.94
                                     --------   ------------
                                     --------   ------------
Per share market value, end of
 period............................  $ 10.00    $  8.88
                                     --------   ------------
                                     --------   ------------
Total investment return, market
 value**...........................    20.68%    (22.92)%(a)
Net assets at end of period (000
 omitted)..........................  $48,707    $43,864
Ratios of operating expenses to
 average net assets................     1.89%      1.99%(b)
Ratios of net investment income to
 average net assets................     4.10%      3.01%(b)
Portfolio turnover rate............    40.91%     22.15%(a)
Average commission rate per share
 (c)...............................    --         --

----------------------------------
 *  Commencement of investment operations.

** Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

(a)  Not annualized.

(b) Annualized.

(c) Disclosure is required for fiscal years beginning after September 1, 1995. A fund is required to disclose its average commission rate per share for security trades of a fund's portfolio.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

  On September 24, 1996, the annual meeting of shareholders of the Fund was held and the following matters were voted upon:

  (1)  To elect directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                       VOTES FOR   VOTES WITHHELD    NON-VOTES
--------------------------------------------------------------------  -----------  ---------------  -----------
Anthony M. Solomon..................................................   2,604,494        322,885      1,084,276
George F. Bennett...................................................   2,618,501        308,878      1,084,276
Livio Borghese......................................................   2,613,214        314,165      1,084,276
Sir Arthur Bryan....................................................   2,603,494        323,885      1,084,276
Peter Stormonth Darling.............................................   2,585,663        341,716      1,084,276
Leon Levy...........................................................   2,602,721        324,658      1,084,276
J. Murray Logan.....................................................   2,609,460        317,919      1,084,276
James S. Martin.....................................................   2,596,059        331,320      1,084,276

  (2) To ratify or reject the selection of Ernst & Young LLP, as independent public accountants for the year ending March 31, 1997.

 VOTES FOR   VOTES AGAINST  VOTES WITHHELD    NON-VOTES
-----------  -------------  ---------------  -----------
 2,831,324        75,379          20,076      1,084,876

  (3) To amend and restate the charter to convert the Fund from a closed-end investment company to an open-end investment company.

 VOTES FOR   VOTES AGAINST  VOTES WITHHELD    NON-VOTES
-----------  -------------  ---------------  -----------
   825,511       682,428          53,248      2,450,468

------------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     J. LOUGHLIN CALLAHAN, President
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     STEVEN GOLANN, Senior Vice President, Secretary and Assistant Treasurer THADDEA M. FELDMAN, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-2323; regarding shareholder inquiries and requests for Fund reports, please call 1-800-432-8224.)

INVESTMENT MANAGER--
Mercury Asset Management International
(Channel Islands) Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report, including the financial statements herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FT-SE Actuaries All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International (Channel Islands) Ltd., relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S as well as other newspapers in a table called "Closed End Funds".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT PLAN-- SUMMARY
  An automatic Dividend Reinvestment Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1996